UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

Nightfood Holdings, Inc.

Exact name of registrant as specified in its charter)

Nevada	000-55406	46-3885019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 White Plains Road – Suite 500, Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

888-888-6444

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In successful continuance of a debt consolidation initiative begun by the Registrant in September, 2017, the Registrant entered into a Security Purchase Agreement and Convertible Promissory note dated March 1, 2018, and funded on March 2, 2018 in the amount of $115,000. The lender was Eagle Equities, LLC. This new Note carries an 8% interest rate, and has a maturity date of March 1, 2019. Should the Note not be paid in full prior to maturity, any remaining balance would be convertible into the Registrant’s common stock at a discount to market.

Also on March 2, 2018, the Registrant received proceeds of $57,000 in conjunction with a promissory note from and a Securities Purchase Agreement with, Eagle Equities entered into on December 27, 2017, and a maturity date of December 27, 2018.  The note has a face value of $60,000 and carries an 8% interest rate.  Should the Note not be paid in full prior to maturity, any remaining balance would be convertible into the Registrant’s common stock at a discount to market.

Also on March 2, 2018, the Registrant received proceeds of $71,250 in conjunction with a promissory note from and a Securities Purchase Agreement with, Eagle Equities entered into on November 15, 2017, and a maturity date of May 15, 2018.  The note has a face value of $75,000 and carries an 8% interest rate.  Should the Note not be paid in full prior to maturity, any remaining balance would be convertible into the Registrant’s common stock at a discount to market.

$109,389.04 of these Notes was used to fully retire a previously existing $75,000 convertible note with 12% interest, and a maturity date of June 5, 2018.

$69,866.90 of these Notes was used to fully retire a previously existing $66,500 convertible note with 12% interest, and a maturity date of March 21, 2018.

The forgoing is a summary of the notes and securities purchase agreements and is qualified in its entirety by the notes and security purchase agreements, which are exhibits hereto.

Item 9.01  Financial Statements and Exhibits

Financial Information

None

Exhibits:

10.1	Eagle Securities Purchase Agreement dated March 1, 2018
10.2	Eagle Note dated March 1, 2018
10.3	Eagle Securities Purchase Agreement dated December 27, 2017
10.4	Eagle Note dated December 27, 2017
10.5	Eagle Securities Purchase Agreement dated November 15, 2017
10.6	Eagle Note dated November 15, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTFOOD HOLDINGS, INC.

March 8, 2018	By:	/s/ Sean Folkson
Sean Folkson Chief Executive Officer

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